Execution Version 1 US-DOCS\137586126.7 THE INDEBTEDNESS EVIDENCED BY THIS INSTRUMENT OR AGREEMENT IS SUBJECT TO THE SUBORDINATION AND INTERCREDITOR AGREEMENT, DATED AS OF DECEMBER 30, 2022, BY AND AMONG, INTER ALIA, MIDCAP FINANCIAL TRUST AND U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION AND ACKNOWLEDGED BY BIRD GLOBAL, INC., BIRD RIDES INC., BIRD US OPCO, LLC, BIRD US HOLDCO, LLC, BIRD RIDES INTERNATIONAL HOLDING, INC., 1393631 B.C. UNLIMITED LIABILITY COMPANY, AND BIRD CANADA INC. GUARANTEE This GUARANTEE (the “Guarantee”), dated as of December 30, 2022, made by Bird Rides, Inc. (the “Guarantor”), is in favor of U.S. Bank Trust Company, National Association, as Collateral Agent (the “Collateral Agent”), and the Purchasers (the “Purchasers” and collectively with the Collateral Agent, the “Beneficiaries”) under the Note Purchase Agreement (as defined below). RECITALS 1. Bird Global, Inc., a Delaware corporation (the “Issuer”), and the Beneficiaries have entered into the Note Purchase Agreement dated as of December 30, 2022 (as amended, supplemented, or modified from time to time, the “Note Purchase Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Note Purchase Agreement. 2. Prior to the Beneficiaries extending any credit to the Issuer under the Note Purchase Agreement, the Issuer is required to provide the Beneficiaries with a guarantee duly executed by the Guarantor, and this Guarantee is being delivered in satisfaction of such requirement. 3. The Guarantor, a wholly-owned Subsidiary of the Issuer, derives substantial direct and indirect benefits from the extensions of credit contemplated by the Note Purchase Agreement. GUARANTEE As an inducement to the Beneficiaries to enter into the Note Purchase Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantor agrees as follows: 1. Guarantee. The Guarantor hereby unconditionally and irrevocably guarantees (as primary obligor and not merely as surety) to the Beneficiaries and their successors and permitted assigns the punctual and complete payment of all amounts due and payable and performance of all other Obligations (now or hereafter arising, by acceleration or otherwise) by the Issuer and the other Note Parties under the Note Purchase Agreement and the other Note Documents (the “Guaranteed Obligations”) without regard to any defense of any kind which the Guarantor may have or assert, and without abatement, suspension, deferment, or diminution of any event or condition whatsoever, provided, that, notwithstanding anything to the contrary hereunder, the Guaranteed Obligations of the Guarantor shall be limited to an aggregate amount equal to the

2 US-DOCS\137586126.7 largest amount that would not render this Guarantee subject to avoidance under Section 548 of the Bankruptcy Code or any comparable provisions of applicable law. 2. Guarantee Absolute and Unconditional. The Guarantor hereby agrees that its obligations shall be absolute, irrevocable, and unconditional and, without limiting the generality of the foregoing, shall not be released, discharged, or otherwise affected by: (a) any failure or delay to enforce the provisions of the Note Purchase Agreement or any of the other Note Documents or the other Note Documents; (b) the perfection, release or extent of any Collateral or any failure to realize on any Collateral; (c) any waiver, modification or consent to departure from, or amendment of the Note Purchase Agreement or any of the other Note Documents; (d) the invalidity, illegality or unenforceability of the Note Purchase Agreement, any of the other Note Documents, or the Guaranteed Obligations; (e) any change in the corporate existence, structure or ownership of the Issuer or the other Note Parties; or (f) any other circumstances (other than payment or conversion in full of the Obligations or the Guaranteed Obligations) which may otherwise constitute a legal or equitable discharge of a surety or guarantor. This Guarantee constitutes a guarantee of payment when due and not of collection. The Beneficiaries have no duty or responsibility whatsoever to the Guarantor and make no representation or warranty in respect of the management and maintenance of the Guaranteed Obligations or any collateral therefor. 3. Waiver by Guarantor. The Guarantor agrees that the Beneficiaries may at any time and from time to time, either before or after the maturity thereof, without notice to or further consent of the Guarantor, extend the time of payment of, exchange or surrender any collateral for, or renew any of the Guaranteed Obligations, and may also make any agreement with the Issuer for the extension, renewal, payment, compromise, discharge, or release thereof, in whole or in part, for any modification of the terms thereof or of any agreement between any of the Beneficiaries and the Issuer without in any way impairing or affecting this Guarantee. The Guarantor hereby waives notice of acceptance of this Guarantee, diligence, acceleration, presentment, notice of default or demand of payment to or upon the Issuer or the Guarantor, filing of claims with a court in the event of merger or bankruptcy of the Issuer, any right or requirement to proceed first against the Issuer, any protest or notice with respect to the Note Purchase Agreement or the obligations created or evidenced thereby and all demands whatsoever, any exchange, sale or surrender of, or realization on, any other guarantee or any collateral, and any and all other notices and surety defenses (other than payment in full) whatsoever. The Beneficiaries shall not be obligated to file any claim relating to the Guaranteed Obligations in the event that Issuer becomes subject to a bankruptcy, reorganization or similar

3 US-DOCS\137586126.7 proceeding, and the failure of the Beneficiaries to so file shall not affect the Guarantor’s obligations hereunder. 4. Reinstatement in Certain Instances. The Guarantor further agrees that if any payment or delivery of any of the Guaranteed Obligations is subsequently rescinded or is subsequently recovered from or repaid by the recipient thereof, in whole or in part, in any bankruptcy, reorganization, insolvency or similar proceedings instituted by or against the Issuer, or otherwise, the Guarantor’s obligations hereunder with respect to such Guaranteed Obligation shall be reinstated at such time to the same extent as though the payment or delivery so recovered or repaid had not been originally made. 5. Representations and Warranties. The Guarantor hereby represents and warrants to the Beneficiaries that: (a) The Guarantor (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, (ii) has full power and authority to own its properties and assets and to carry on its business as now being conducted and as presently contemplated, and (iii) has full power and authority to execute, deliver and perform its obligations under this Guarantee. (b) The execution, delivery and performance by the Guarantor of its obligations under this Guarantee will not (i) violate or conflict with (x) any provision of law, order, judgment, or decree of any court or other agency or government, (y) any provision of its constitutional documents, or (z) any agreement or other instrument to which the Guarantor is a party or is bound; (ii) result in a breach of, or constitute (with due notice or lapse of time or both) a default under any contractual provision to which it is bound; or (iii) result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the property or assets of the Guarantor pursuant to any indenture, agreement or instrument (other than pursuant to this Guarantee), except in the case of each of the foregoing clauses (i) through (iii) to the extent that any such conflict, breach, default, lien, charge, encumbrance, or violation as applicable, could not reasonably be expected to have a Material Adverse Effect. (c) Except where the failure to obtain or make such consent, approval or authorization could not reasonably be expected to have a Material Adverse Effect, all consents, approvals, or authorizations from any Governmental Authority that are required to be obtained in connection with or as a condition to the execution, delivery or performance of this Guarantee have been obtained or made and are in full force and effect. (d) The Guarantor is Solvent. (e) The Guarantor is not contemplating either a filing of a petition under any state or federal bankruptcy law, or the liquidating of all or a major portion of its property; and the Guarantor has no knowledge of any person contemplating the filing of such petition against it. (f) The Guarantor is in compliance with the covenant in Section 6 hereof.

4 US-DOCS\137586126.7 6. Covenants. The Guarantor shall not create, assume, incur, suffer to exist, or otherwise permit any Liens in respect of any of its Intellectual Property that is material to its business, taken as a whole, in each case other than (i) Permitted Liens, (ii) the interest or title of a licensor or sublicensor under licenses granted to and entered into by Guarantor in the ordinary course of business, (iii) licenses or sublicenses granted to others in the ordinary course of business (including any other agreement under which the Guarantor has granted rights to end users to access and use the Guarantor’s products, technologies, facilities, or services) which do not interfere in any material respect with the business of the Guarantor, taken as a whole, and (iv) the license given by the Guarantor to Bird US Opco, LLC in Section 9.3 of the Master Scooter Operating Lease and Servicing Agreement, dated as of April 27, 2021, by and between Guarantor and Bird US Opco, LLC, as amended, supplemented, or modified from time to time. 7. Subrogation. The Guarantor shall be subrogated to all rights of the Beneficiaries against the Issuer in respect of any amounts paid or deliveries made by the Guarantor pursuant to the provisions of this Guarantee, provided, however, that the Guarantor shall not be entitled to enforce, or to receive any payments arising out of or based upon, such right of subrogation until payment in full of all of the Guaranteed Obligations. 8. Expenses of Enforcement. The Guarantor further agrees to pay all reasonable and documented out-of-pocket costs and expenses, including reasonable attorneys’ fees, which are incurred by any of the Beneficiaries in any effort to collect or enforce any provision of this Guarantee. 9. Set-Off. Upon the Guaranteed Obligations becoming due and payable (by acceleration or otherwise) under the Note Purchase Agreement or any other applicable Note Document, each Beneficiary is hereby authorized to setoff, appropriate and apply (without presentment, demand, protest or other notice which are hereby expressly waived) any deposits and any other indebtedness held or owing by such Beneficiary (including by any branches or agencies of such Beneficiary) to, or for the account of, the Guarantor against amounts owing by the Guarantor hereunder (even if contingent or unmatured); provided, that such Beneficiary shall notify the Guarantor promptly following such setoff. 10. Incorporation by Reference. The provisions of Sections 10.8 and 13.14 and Exhibit D of the Note Purchase Agreement are incorporated herein by reference mutatis mutandis, as if fully set forth herein, with each reference to “Issuer” being deemed to be a reference to the Guarantor. 11. Governing Law; Submission to Jurisdiction. THIS GUARANTEE AND, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ALL MATTERS ARISING OUT OF OR RELATING IN ANY WAY TO THIS GUARANTEE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO ANY OTHER CONFLICTS OF LAW PROVISIONS THEREOF). With respect to any suit, action or proceedings relating to this Guarantee (“Proceedings”), the Guarantor irrevocably: (a) submits to the exclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan in New York City and irrevocably agrees to

5 US-DOCS\137586126.7 designate any Proceedings brought in the courts of the State of New York as “commercial” on the Request for Judicial Intervention seeking assignment to the Commercial Division of the Supreme Court; and (b) waives any objection which it may have at any time to the laying of venue of any Proceedings brought in any such court, waives any claim that such Proceedings have been brought in an inconvenient forum and further waives the right to object, with respect to such Proceedings that such court does not have any jurisdiction over the Guarantor. Nothing in this Guarantee precludes the Beneficiaries from bringing Proceedings in any other jurisdiction in order to enforce any judgment obtained in any Proceedings referred to in the preceding sentence. 12. Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVES, TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS GUARANTEE OR ANY OTHER NOTE DOCUMENT. 13. Successor and Assigns. This Guarantee shall continue in full force and effect and be binding upon the Guarantor and the successors and permitted assigns of the Guarantor, provided, however, that the Guarantor may not assign or otherwise transfer this Guarantee or any obligations hereunder without the prior written consent of the Required Purchasers and any such assignment or transfer without such consent shall be void. The Beneficiaries may, concurrently with any assignment of their rights and obligations in accordance with the Note Purchase Agreement, assign this Guarantee or any rights or powers hereunder, with any or all of the underlying liabilities or obligations, the payment of which is guaranteed hereunder, in each case, subject to and in accordance with the terms and conditions of the Note Purchase Agreement. 14. Entire Agreement; Amendments and Waivers. This Guarantee supersedes any prior negotiations, discussions, or communications between the Beneficiaries and the Guarantor and constitutes the entire agreement between the Beneficiaries and the Guarantor with respect to the Note Purchase Agreement and this Guarantee. No provision of this Guarantee may be amended, modified, or waived without the prior written consent of the Required Purchasers. 15. Notices. All notices or other communications to the Guarantor and the Beneficiaries shall be delivered pursuant to the requirements set forth in Section 10 of the Note Purchase Agreement (the Guarantor’s address and email address for notices and other communications shall be the same as that of the Issuer). 16. Intercreditor Agreement. Notwithstanding anything herein to the contrary, the Guaranteed Obligations, pursuant to this Guarantee and the exercise of any right or remedy by the Purchasers hereunder are subject to the provisions of the Intercreditor Agreement. In the event of any conflict or inconsistency between the provisions of the Intercreditor Agreement and this Guarantee, the provisions of the Intercreditor Agreement shall govern and control. [SIGNATURE PAGE FOLLOWS]

[Signature Page to Guarantee] IN WITNESS WHEREOF, the Guarantor has caused this Guarantee to be executed by one of its duly authorized representatives or officers. BIRD RIDES, INC. By: /s/ Shane Torchiana Name: Shane Torchiana Title: President and Chief Executive Officer